                                                               EX-99.B(h)(5)(vi)

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 13/th/ day of February, 2002 by and among IDS Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated May 1, 2000, as amended ("Agreement"); and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of a new Contract.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

1. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

2. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

3. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

IDS LIFE INSURANCE COMPANY                Attest:


By:        /s/ Gumer C. Alvero            By:        /s/ Mary Ellyn Minenko
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    Gumer C. Alvero                  Name:    Mary Ellyn Minenko
As Its:  Executive Vice President,        As Its:  Assistant Secretary
         Annuities

WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:        /s/ C. David Messman           By:        /s/ Richard H. Blank, Jr.
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    C. David Messman                 Name:    Richard H. Blank, Jr.
As Its:  Secretary                        As Its:  Vice President

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  IDS Life Variable Account 10, Established August 23, 1995,
                   and IDS Life Account SZ, Established March 30, 2001.

Contracts:         American Express Retirement Advisor Select/SM/ Variable
                   Annuity; Contract Form Numbers 131041, 131042 and 131043 and state variations thereof.

                   American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046, 31047, 31048-IRA and state variations thereof.

                   American Express Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)-- Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046,
                   31047, 31048-IRA and state variations thereof.

                   IDS Life Variable Retirement and Combination Retirement Annuities; Contract Form Numbers 30305, 30306, 30310, 30311 and 30316 and state variations thereof.

                   IDS Life Employee Benefit Annuity; Contract Form Numbers 34607, 34610 and state variations thereof.

                   IDS Life Flexible Annuity; Contract Form Numbers 30302, 30307 and 30307-IRA and state variations thereof.

                                   SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Partners Small Cap Value Fund
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Stock Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund, Series II
AIM V.I. Capital Development Fund, Series II
Alliance VP Growth & Income Portfolio (Class B)
AllianceBernstein International Value Portfolio, Class B
American Century VP International, Class II
American Century VP Value, Class II
Calvert Variable Series, Inc. Social Balanced Portfolio
Evergreen VA Capital Growth Fund, Class L Shares
Fidelity VIP III Growth & Income Portfolio (Service Class 2)
Fidelity VIP III Mid Cap Portfolio (Service Class 2)
Fidelity VIP III Overseas Portfolio (Service Class 2)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Technology Fund
INVESCO VIF - Telecommunications Fund
Janus Aspen Global Technology Portfolio: Service Shares

American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3 (continued)
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
MFS(R) Utilities Series - Service Class
Pioneer Equity-Income VCT Portfolio - Class II Shares
Pioneer Europe VCT Portfolio - Class II Shares
Putnam VT Health Sciences Fund - Class IB Shares
Putnam VT International Growth Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Strong Opportunity Fund II - Advisor Class
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
American Century VP - International
American Century VP - Value
Calvert Variable Series, Inc. Social Balanced Portfolio
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
Fidelity VIP III Growth & Income Portfolio (Service Class)

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3 (continued) Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP III Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT CORE/SM/ Small Cap Equity Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Aggressive Growth Portfolio: Service Shares
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
Putnam VT International New Opportunities Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Royce Micro-Cap Portfolio
Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

IDS Life Variable Retirement and Combination Retirement Annuities
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Employee Benefit Annuity
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund

AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Flexible Annuity
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo Small Cap Growth Fund

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 31/st/ day of May, 2002 by and among IDS Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated May 1, 2000, as amended ("Agreement"); and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of a new Contract.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

4. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

5. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

6. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

IDS LIFE INSURANCE COMPANY                Attest:


By:        /s/ Gumer C. Alvero            By:        /s/ Mary Ellyn Minenko
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    Gumer C. Alvero                  Name:    Mary Ellyn Minenko
As Its:  Executive Vice President,        As Its:  Assistant Secretary
         Annuities

WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:        /s/ C. David Messman           By:        /s/ Richard H. Blank, Jr.
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    C. David Messman                 Name:    Richard H. Blank, Jr.
As Its:  Secretary                        As Its:  Vice President

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  IDS Life Variable Account 10, Established August 23, 1995,
                   IDS Life Account SZ, Established March 30, 2001 and
                   IDS Life Variable Life Separate Account, Established October 16, 1985.

Contracts:         American Express Retirement Advisor Select/SM/ Variable
                   Annuity; Contract Form Numbers 131041, 131042 and 131043 and state variations thereof.

                   American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046, 31047, 31048-IRA and state variations thereof.

                   American Express Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)-- Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046,
                   31047, 31048-IRA and state variations thereof.

                   IDS Life Variable Retirement and Combination Retirement Annuities; Contract Form Numbers 30305, 30306, 30310, 30311 and 30316 and state variations thereof.

                   IDS Life Employee Benefit Annuity; Contract Form Numbers 34607, 34610 and state variations thereof.

                   IDS Life Flexible Annuity; Contract Form Numbers 30302, 30307 and 30307-IRA and state variations thereof.

                   American Express Single Premium Variable Life; Contract Form Number 132019 and state variations thereof.

                                   SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

American Express Single Premium Variable Life, American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Partners Small Cap Value Fund
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Stock Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund, Series II
AIM V.I. Capital Development Fund, Series II
Alliance VP Growth & Income Portfolio (Class B)
AllianceBernstein International Value Portfolio, Class B
American Century VP International, Class II
American Century VP Value, Class II
Calvert Variable Series, Inc. Social Balanced Portfolio
Evergreen VA Capital Growth Fund, Class L Shares
Fidelity VIP III Growth & Income Portfolio (Service Class 2)
Fidelity VIP III Mid Cap Portfolio (Service Class 2)
Fidelity VIP III Overseas Portfolio (Service Class 2)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Technology Fund
INVESCO VIF - Telecommunications Fund

American Express Single Premium Variable Life, American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3 (continued)
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
MFS(R) Utilities Series - Service Class
Pioneer Equity-Income VCT Portfolio - Class II Shares
Pioneer Europe VCT Portfolio - Class II Shares
Putnam VT Health Sciences Fund - Class IB Shares
Putnam VT International Growth Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Strong Opportunity Fund II - Advisor Class
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
American Century VP - International
American Century VP - Value
Calvert Variable Series, Inc. Social Balanced Portfolio

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3 (continued) Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
Fidelity VIP III Growth & Income Portfolio (Service Class)
Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP III Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT CORE/SM/ Small Cap Equity Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Aggressive Growth Portfolio: Service Shares
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
Putnam VT International New Opportunities Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Royce Micro-Cap Portfolio
Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

IDS Life Variable Retirement and Combination Retirement Annuities
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Employee Benefit Annuity
AXP(R) Variable Portfolio - Bond Fund

AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Flexible Annuity
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo Small Cap Growth Fund

                                  AMENDMENT TO
                             PARTICIPATION AGREEMENT

     THIS AMENDMENT to the Participation Agreement ("Amendment") is entered into and is effective this 15/th/ day of September, 2002 by and among IDS Life Insurance Company (the "Company") and Wells Fargo Variable Trust (the "Trust") and Stephens Inc. (the "Underwriter").

     WHEREAS, The parties to this Amendment have previously executed that certain Participation Agreement dated May 1, 2000, as amended ("Agreement");

     WHEREAS, the parties desire to amend their respective obligations with regard shareholder communications; and

     WHEREAS, the parties to this Amendment wish to amend the Agreement to allow for the addition of two new Contracts.

     NOW THEREFORE, in consideration of the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree to amend the Agreement as follows:

7. Section 3.1 is deleted in its entirety and is hereby replaced with the following:

     3.1 The Underwriter shall provide the Company, at the Company's expense, with as many copies of the Trust's current prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide, at the Trust's expense, such documentation including a final copy of a current prospectus set in type, a computer disk or other medium agreed to by the parties and other assistance as is reasonably necessary in order for the Company to print the prospectus (or more frequently if the Trust's prospectus is amended more frequently), in which case the Trust shall reimburse the Company for the cost of printing and distributing such prospectus to existing Contract owners or participants. The Company shall bear the cost of printing and distributing such prospectus to prospective Contract owners or participants.

8. Section 3.3 is deleted in its entirety and is hereby replaced with the following:

     3.3 The Trust, at its expense, shall provide the Company with copies of its proxy material, if any, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require. If requested by the Company in lieu thereof, the Trust shall provide, at the Trust's expense, such documentation including a final copy of a current reports to shareholders and other communications to shareholders set in type, a computer disk or other medium agreed to by the parties and other assistance as is reasonably necessary in order for the Company to print the reports to shareholders and other communications to shareholders, in which case the Trust shall reimburse the Company for the cost of printing such materials. The Trust shall bear the cost of distributing proxy material, reports to shareholders and other communications to existing Contract owners or participants.

9. Schedules A and C of the Agreement are hereby deleted in their entirety and are replaced with the Schedules A and C attached hereto and incorporated by reference.

10. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.

11. Except as modified by this Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, each party has executed this Amendment by a duly authorized officer.

IDS LIFE INSURANCE COMPANY                Attest:


By:        /s/ Gumer C. Alvero            By:        /s/ Mary Ellyn Minenko
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    Gumer C. Alvero                  Name:    Mary Ellyn Minenko
As Its:  Executive Vice President,        As Its:  Assistant Secretary
         Annuities

WELLS FARGO VARIABLE TRUST                STEPHENS INC.


By:        /s/ C. David Messman           By:        /s/ Richard H. Blank, Jr.
         -----------------------------             -----------------------------
Printed                                   Printed
Name:    C. David Messman                 Name:    Richard H. Blank, Jr.
As Its:  Secretary                        As Its:  Vice President

                                   SCHEDULE A

                         Separate Accounts and Contracts
                     Subject to the Participation Agreement
                     --------------------------------------

Separate Account:  IDS Life Variable Account 10, Established August 23, 1995,
                   IDS Life Account SZ, Established March 30, 2001 and
                   IDS Life Variable Life Separate Account, Established October 16, 1985.

Contracts:         American Express Retirement Advisor Select/SM/ Variable
                   Annuity; Contract Form Numbers 131041, 131042 and 131043 and state variations thereof.

                   American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046, 31047, 31048-IRA and state variations thereof.

                   American Express Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)-- Band 3; Contract Form Numbers 31043, 31044, 31045-IRA, 31046,
                   31047, 31048-IRA and state variations thereof.

                   IDS Life Variable Retirement and Combination Retirement Annuities; Contract Form Numbers 30305, 30306, 30310, 30311 and 30316 and state variations thereof.

                   IDS Life Employee Benefit Annuity; Contract Form Numbers 34607, 34610 and state variations thereof.

                   IDS Life Flexible Annuity; Contract Form Numbers 30302, 30307 and 30307-IRA and state variations thereof.

                   American Express Single Premium Variable Life; Contract Form Number 132019 and state variations thereof.

                   American Express(R) Variable Universal Life IV and American Express(R) Variable Universal Life IV--Platinum; Contract Form Number 30061 and state variations thereof.

                                   SCHEDULE C

                    Other Funds Available under the Contracts
                    -----------------------------------------

American Express(R) Variable Universal Life IV, American Express(R) Variable Universal Life IV--Platinum, American Express Single Premium Variable Life, American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Partners Small Cap Value Fund
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Stock Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund, Series II
AIM V.I. Capital Development Fund, Series II
Alliance VP Growth & Income Portfolio (Class B)
AllianceBernstein International Value Portfolio, Class B
American Century VP International, Class II
American Century VP Value, Class II
Calvert Variable Series, Inc. Social Balanced Portfolio
Evergreen VA Capital Growth Fund, Class L Shares
Fidelity VIP III Growth & Income Portfolio (Service Class 2)
Fidelity VIP III Mid Cap Portfolio (Service Class 2)
Fidelity VIP III Overseas Portfolio (Service Class 2)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Technology Fund

American Express(R) Variable Universal Life IV, American Express(R) Variable Universal Life IV--Platinum, American Express Single Premium Variable Life, American Express Retirement Advisor Select/SM/ Variable Annuity, American Express Retirement Advisor Advantage/SM/ Variable Annuity and American Express Retirement Advisor Advantage/SM/ Variable Annuity--Band 3
INVESCO VIF - Telecommunications Fund
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
MFS(R) Utilities Series - Service Class
Pioneer Equity-Income VCT Portfolio - Class II Shares
Pioneer Europe VCT Portfolio - Class II Shares
Putnam VT Health Sciences Fund - Class IB Shares
Putnam VT International Growth Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Strong Opportunity Fund II - Advisor Class
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3
AXP Variable Portfolio - Blue Chip Advantage Fund
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Emerging Markets Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Federal Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - S&P 500 Index Fund
AXP Variable Portfolio - Small Cap Advantage Fund
AXP Variable Portfolio - Strategy Aggressive Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
American Century VP - International

American Express(R) Retirement Advisor Variable Annuity(R) and American Express(R) Retirement Advisor Variable Annuity(R)--Band 3 (continued) American Century VP - Value
Calvert Variable Series, Inc. Social Balanced Portfolio
Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
Fidelity VIP III Growth & Income Portfolio (Service Class)
Fidelity VIP III Mid Cap Portfolio (Service Class)
Fidelity VIP III Overseas Portfolio (Service Class)
FTVIPT Franklin Real Estate Fund
FTVIPT Franklin Value Securities Fund - Class 2
FTVIPT Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT CORE/SM/ Small Cap Equity Fund
Goldman Sachs VIT CORE/SM/ U.S. Equity Fund
Goldman Sachs VIT Mid Cap Value Fund
Janus Aspen Aggressive Growth Portfolio: Service Shares
Janus Aspen Global Technology Portfolio: Service Shares
Janus Aspen International Growth Portfolio: Service Shares
Lazard Retirement International Equity Portfolio
MFS(R) Investors Growth Stock Series - Service Class
MFS(R) New Discovery Series - Service Class
Putnam VT International New Opportunities Fund - Class IB Shares
Putnam VT Vista Fund - Class IB Shares
Royce Micro-Cap Portfolio
Third Avenue Value Portfolio
Wanger International Small Cap
Wanger U.S. Small Cap
Wells Fargo VT Asset Allocation Fund
Wells Fargo VT International Equity Fund
Wells Fargo Small Cap Growth Fund

IDS Life Variable Retirement and Combination Retirement Annuities
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Employee Benefit Annuity
AXP(R) Variable Portfolio - Bond Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Extra Income Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo VT Small Cap Growth Fund

IDS Life Flexible Annuity
AXP Variable Portfolio - Bond Fund
AXP Variable Portfolio - Capital Resource Fund
AXP Variable Portfolio - Cash Management Fund
AXP Variable Portfolio - Diversified Equity Income Fund
AXP Variable Portfolio - Equity Select Fund
AXP Variable Portfolio - Extra Income Fund
AXP Variable Portfolio - Global Bond Fund
AXP Variable Portfolio - Growth Fund
AXP Variable Portfolio - International Fund
AXP Variable Portfolio - Managed Fund
AXP Variable Portfolio - New Dimensions Fund(R)
AXP Variable Portfolio - Strategy Aggressive Fund
Alliance VP Growth & Income Portfolio (Class B)
Wells Fargo Small Cap Growth Fund